Logo: Activa

Annual Report
December 31, 2002



ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management


A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              5

ACTIVA GROWTH FUND                                                             7

ACTIVA INTERNATIONAL FUND                                                      9



ACTIVA Officers and Trustees of the Fund                                      11



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                   13

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          17

   Activa Growth Fund                                                         22

   Activa International Fund                                                  26



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           32

STATEMENT OF OPERATIONS                                                       33

STATEMENT OF CHANGES IN NET ASSETS                                            34

NOTES TO FINANCIAL STATEMENTS                                                 36



FINANCIAL HIGHLIGHTS                                                          40

INDEPENDENT AUDITORS' REPORT                                                  44


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the period ended December 31, 2002. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

For the third consecutive year the US stock market finished in negative territory. The decline in 2002 marked the first time since the 1930s that the US stock market declined for three consecutive years. Unlike other declining periods, the negative returns in 2002 were spread across almost every sector of the market. The Dow Jones Industrial Average finished the year down 16.7%. The Standard and Poor's 500 Index and Nasdaq ended 2002 down 23.3% and 31% respectively.

Nothing during the run up in the market during the 1990s prepared us for this magnitude of a decline. Corporate accounting scandals, airline bankruptcies, and potential war with Iraq hung over Wall Street much of the year. Reports of an economy moving ahead but not accelerating, show consumers continuing to spend while corporations kept their spending, hiring and expansion plans in check.

In these times of uncertainty we believe investors should try to focus on what they can control as opposed to what they cannot. Reviewing your portfolio's diversification and balancing strategies may help you reduce risk in your portfolio. Diversification works best when you choose investments that are not closely correlated with one another. Bond funds and money market funds, for example, are classic choices to diversify a stock portfolio. It is often necessary to rebalance your portfolio to ensure that the balance between stocks and bonds has not changed. For example, if you wanted to keep a mix of 50% stocks and 50% bonds you may discover that your current portfolio is more heavily weighted in bonds than you desire. This occurs in years where either one of the markets significantly outperforms the other as the bond market outperformed the stock market during 2002. You may wish to rebalance your portfolio back to your desired mix between stocks and bonds.

Also, remember to keep in mind your investment time horizon when creating or updating your investment portfolio. Although stocks have had negative returns for the last three years, over longer periods average returns on stock funds still outperform bond funds. Using techniques such as dollar cost averaging, investing a certain amount of money in the same fund at the same time each month or quarter, may help you to pay a lower average cost per share, even though it does not guarantee a profit, and avoid the temptation of trying to predict the market low. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. We have recently added additional investment calculators to our web-site to help you create a portfolio to meet your needs. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,



/s/ Allan D. Engel

Allan D. Engel
President



                                             Activa Mutual Funds Annual Report 1

ACTIVA MONEY MARKET FUND -- JP Morgan Investment Management, Inc.

The U.S. economic recovery, robust in the first quarter of 2002, faltered during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks, and geopolitical tensions. Interest rates were volatile, credit spreads narrowed and the yield curve steepened as investors tried to evaluate contradictory economic data and escalating geopolitical risk. The Federal Reserve Board left interest rates unchanged until November, when it lowered the federal funds rate by half-a-percent to 1.25%--a larger-than-expected decrease--and adopted a neutral bias.

Fixed income activity throughout the period was characterized by volatility and a lack of liquidity. The Fed's easing bias led to a drop in interest rates, especially in the shorter maturities. As investors sought quality, Treasury yields rallied and the market value of many investment-grade bonds declined. Money markets became a safe haven for many investors concerned about the volatility in the equity and fixed income markets.

In 2001, the Fed's bias toward low interest rates drove down yields on short-term maturities. But as the economy showed strength during the first quarter of 2002, a rate increase seemed likely and interest rates rose.

The Activa Money Market Fund returned 1.14% for the year ended December 31, 2002. Early in 2002, we responded to the low interest rate environment by allowing the weighted average maturity (WAM) of the Fund to shorten. However, as expectations of a Fed rate increase grew, we extended. When the market rallied in the spring, we defensively shortened maturities, extending again in May and June. During the summer, as the market suffered from a lack of relative value, we focused on maintaining flexibility. At each month end, we took advantage of seasonal funding pressures to add very short maturities.

The economy, which weakened in the spring, continued to struggle during the summer. Investors speculated that the Fed would cut interest rates later in the year. We prepared the Fund for two eases of a quarter-percent each and were well-positioned when the Fed eased rates by half-a-percent. Following the announcement, we maintained a longer WAM to take advantage of the positively sloped yield curve. Toward the end of December, we let our cash positions build, shortening the WAM and giving us flexibility through year-end.

We expect the economy to grow slowly in 2003, notwithstanding the geopolitical risks. In the first half of the year, interest rates should remain low, but they could edge higher in the second half. Given the current state of the economy and the increasing probability of additional fiscal stimulus, we do not expect any more interest rate cuts. We may look to extend the WAM of the fund on any rise in interest rates.



2  ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

As we entered 2002, the fixed income market was focused on the prospects for economic recovery and the likelihood of rising interest rates. As it turned out, 2002 was marked by economic uncertainty, corporate accounting concerns, financial disclosure problems, geopolitical risks and a weakening US dollar. These events contributed to a decline in US interest rates and to market participants favoring the stability and security of high quality fixed income securities. In addition, at the Federal Open Market Committee's November 2002 meeting, the Federal Reserve Board reduced the Federal Funds rate from 1.75% to 1.25%. The declining interest rate environment led to further steepening of the yield curve. The yield difference from 2 year treasuries to 30 year treasuries increased from 2.44% as of December 31, 2001 to 3.18% as of December 31, 2002. The 2-year treasury yield declined from 3.02% on December 31, 2001 to 1.60% on December 31, 2002 while the 30-year treasury yield decreased from 5.47% to 4.78% over the same period.

The U.S. economy showed a sign of a subdued recovery as real Gross Domestic Product is expected to grow at nearly 3% for the 12 months ended December 31, 2002. The keys to a sustained economic recovery will be for the continued restoration of confidence in the US capital markets, business investment growth, improved trade balances and a reduction in the current geopolitical risks.

The Lehman Brothers Aggregate Bond Index returned 10.27% for the twelve months ended December 31, 2002. For the same twelve month period, the treasury sector had the highest return of 11.79%. The lowest return for the period of 8.55% was generated by the asset-backed sector.

The Fund generated total returns of 8.85% for the twelve months ended December 31, 2002, underperforming the Lehman Brothers Aggregate Bond Index return of 10.27%. As of December 31, 2002, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 3.9 years, which was comparable to the 3.9 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the asset and mortgage backed and corporate sectors, and an underweight position in the treasury sector. These sector weightings detracted from performance. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities.

The ongoing corporate accounting and financial disclosure concerns have weighed heavily on the economy and financial markets. A satisfactory resolution to these problems and a restoration of confidence to the investing public will be a strong factor in the continuing economic recovery. The most recent statement from the Federal Reserve Board indicated the economic risks appear to be balanced between conditions that may generate economic weakness as well as economic strength.

We believe the first half of 2003 will continue to present challenges for fixed-income portfolios, particularly if economic strength emerges and interest rates begin to rise. However, an improved economic environment may lead to improved credit conditions and should present opportunities along the yield curve. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Intermediate Bond Fund continued



                                                Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               8.85%                 8.32%
Lehman Bros. Aggregate Bond Index**        10.27%                 9.39%


Line Chart:
Year-by-Year Performance

           Average Annual Return of the Activa Intermediate Bond Fund

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/02: Includes all fees

Date             Activa Intermediate Bond Fund      Lehman Bros. Aggregate Bond
8/30/99          10000                              10000
1999             10063                              10104
2000             11053                              11279
2001             11991                              12229
2002             13052                              13485



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


4  ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund-- Wellington Management Co., LLP


Throughout 2002, stock prices and business news were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion. Equity markets experienced consistent volatility, with seemingly conflicting economic news and growing tension in the Middle East. The consumer was the mainstay of growth, helped by record "cash outs" from mortgage refinancing, partially offsetting the impact from higher unemployment. As anticipated, the year-end holiday season saw a deceleration in consumer spending and confidence. As the year drew to a close, corporate spending remained sluggish, although there are initial signs of improvement in areas like technology.

Value stocks outperformed growth stocks by a wide margin in 2002, with the Russell 1000 Value Index down 15.52% versus the Russell 1000 Growth Index down 27.89%. Every sector declined in 2002: Information Technology was the leading laggard while Consumer Staples posted the strongest return.

In this environment, the Activa Value Fund returned -17.87% for the 12 month period ended December 31, 2002 versus the -15.52% return for its benchmark, the Russell 1000 Value Index. While the Fund underperformed the benchmark for the 2002 annual period, the Fund outperformed the benchmark for the last half of 2002 (-9.4% for the Fund vs. -11.3% for the Russell 1000 Value Index) as well as during the fourth quarter (10.1% for the Fund vs. 9.2 % for the benchmark).

During the early period of 2002, the equity markets were quite mixed and the Fund was not immune to this volatility. Corporate scandals, mixed evidence surrounding a global economic recovery, tightening credit markets, and the on-going war on terrorism were all contributing factors to the markets diminished confidence during this early period. However, the Fund experienced a significant positive rebound in stock selection during the last half of the year. For the twelve-month period, stock selection in the Financials, Utilities, and Information Technology sectors were the largest benchmark-relative contributors to performance, while holdings in the Industrials, Consumer Discretionary, and Consumer Staples sectors detracted from relative performance.

Our overweight position in Telecommunications holding Qwest Communications added considerable value for the Fund for the year. We re-initiated a position in the stock in August after eliminating it during the first quarter. Within Financials, the Fund benefited significantly from its position in Golden West Financial. A leader in adjustable-rate mortgage lending, the stock was weak in the third quarter in light of a potential slowdown in the housing market. We kept our overweight position in the stock, given its attractive value and growth prospects. In the Industrials sector, our exposure to Tyco had a negative impact on the Fund for the year. This holding was eliminated during the second quarter of 2002, but was a detractor from performance for the year.

Within Utilities, we replaced our position in Dynegy in April with Exelon, one of the largest utility companies in the US. While Dynegy did detract from the year's performance, our exposure to Exelon did help offset that detraction. Exelon came under pressure during the third quarter on news of government concern over accounting treatment related to the merger that created the company. We maintained our overweight position and believed the company had appropriately accounted for the transaction. In late September, the government did rule in favor of Exelon and the Fund benefited significantly from our overweight.

We expect 2003 to be a year of tempered recovery and look to the corporate sector to provide more thrust than the consumer. While the corporate healing process continues, we believe business spending is poised for recovery once we get any war with Iraq successfully behind us. Corporate profits are improving, capacity utilization, while still less-than-desired, is improving, inventories are very low, considerable balance sheet repair has already occurred with credit expanding, and we think there are pent-up needs for IT spending. Gross Domestic Product is expected to gradually recover at a 2.5% to 3% pace. Finally, consumer spending, unlike most recoveries, will likely remain sluggish given a slow-moving jobs recovery, decelerating wage gains, geopolitical concerns, higher energy prices and a likely end to the refinancing boom. With the prospect of a dividend tax cut and the risk of a high price to earnings correction, 2003 could continue to be very supportive of Value stocks.



                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Value Fund continued

                                             Average Annual Total Return*
                                           Periods ended December 31, 2002
                                     -------------------------------------------
                                     One Year        Five Year          Ten Year
Activa Value Fund**                  -17.87%          -2.24%               6.26%
Russell 1000 Value Index***          -15.52%           1.16%              10.81%
S&P 500 Index****                    -22.09%          -0.58%               9.34%


Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Value Fund*

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/92 through 12/31/02

Date               Activa Value Fund         Russell 1000 Value         S&P 500
1993               11085                     11812                      11006
1994               10435                     11577                      11151
1995               13623                     16017                      15336
1996               16780                     19483                      18858
1997               20555                     26337                      25148
1998               22645                     30453                      32341
1999               21127                     32691                      39145
2000               24046                     34983                      35583
2001               22351                     33028                      31349
2002               18357                     27902                      24424



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

6  ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund -- State Street Research & Management Company

Investors were optimistic about the US economy and the stock market early in 2002, but these hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war with Iraq, the stock market crumbled under the increasing weight of the bad news.

Despite continued action on the part of the Federal Reserve Board to stimulate the US economy through lower short-term interest rates--the lowest, in fact, in 40 years--the US economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth, as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. The Russell 1000 Growth Index returned -27.89%, as all major sectors declined. A brief rally in the fourth quarter gave investors hope that the market had reached its bear-market bottom.

Equity markets declined markedly for the third consecutive year, primarily due to corporate scandal, increased geopolitical risks and continued economic uncertainty. Within the Russell 1000 Growth Index, none of the major sectors posted positive returns, with Technology suffering the worst. In this environment, the portfolio lagged the index as weaker selection in the Financial Services, Health Care and Conglomerates sectors offset relative gains in the Technology and Consumer Discretionary sectors. The Activa Growth Fund returned -33.69% for the year ended December 31, 2002, versus the Russell 1000 Growth Index return of -27.89%.

In the Consumer Discretionary sector, returns were buoyed by slot machine manufacturer International Game Technology, which posted positive returns as the company continued to generate earnings in excess of forecasts despite the economic environment. Retailer Target also provided strong returns that benefited the portfolio. In Technology, software provider Intuit and PC manufacturer Dell posted relatively strong gains during the year. Our lack of exposure to many of the volatile securities, such as Sun Microsystems and Motorola, which experienced significant price depreciation, helped overall performance.

Our stock selection in the Health Care sector was notably weak during the year. While the portfolio's biotech exposure, led by Amgen and Baxter International, was strong, several negative developments in our pharmaceutical holdings (Wyeth, Sepracor and Andrx Group) caused their stock to decline significantly. The FDA surprised pharmaceutical company Sepracor and the market by not approving Soltara, its potential blockbuster allergy drug. Andrx and Wyeth sold off after missing their earnings estimates. However, we did profit from our position in Pharmacia, which gained during the year on news of its merger with Pfizer.

In the Financial Services sector, Bank of New York and Capital One both turned in disappointing results. Capital One sold off in the third quarter due to concerns over the credit quality of its customers. The "Enron hangover" led investors to shift away from companies such as GE--which had carefully managed reported earnings--and Tyco with less-than-transparent financial statements. Our position in diversified manufacturer Tyco also hurt portfolio performance. Tyco's stock bottomed out in February and we eliminated our position in March based on declining confidence in the company's management team and our growing concern about its ability to take advantage of the cyclical recovery.

While we would expect modest and gradual improvement in the overall US economy going forward, macro-economic forecasts are not essential to our investment approach. We continue to look for high-quality companies with solid--or improving--growth, trading at reasonable valuations, irrespective of the broad economic environment.

As we enter 2003, we anticipate that the market will return to basics, with more focus on fundamentals and less focus on the type of corporate misdeeds that plagued the market in 2002. With an increased emphasis on the quality and accuracy of corporate reporting, we feel the market will have an easier time distinguishing between fundamental strength and fundamental weakness.



                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA Growth Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Growth Fund                        -33.69%               -18.13%
S&P 500 Index**                           -22.09%               -10.27%
Russell 1000 Growth Index***              -27.89%               -14.54%


Line Chart:
Year-by-Year Performance
                 Average Annual Return of the Activa Growth Fund

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/02: Includes all fees



Line Chart:
                     Activa Growth Fund      S&P 500         Russell 1000 Growth
8/30/99              10000                   10000           10000
1999                 11380                   11173           13316
2000                 10136                   10155           10329
2001                 7740                    8947            8219
2002                 5132                    6970            5927


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


*** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.


8  ACTIVA Mutual Funds Annual Report

ACTIVA International Fund -- Nicholas Applegate Capital Management

The first nine months of 2002 were definitely challenging markets for equity investors characterized by a great deal of pessimism surrounding the prospects for the global economy, corporate profits, and corporate governance. The market declines put additional pressure on financial services companies, many of which suffered mightily from the stress of stretched liquidity ratios and forced capital raising activities.

In October and November, however, the market experienced a "junk bounce," in which low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance, and high betas (a measure of a stock's volatility relative to a benchmark) posted strong gains. In this environment, many of the high-quality stocks in the portfolio exhibiting solid or improving fundamentals were less rewarded. A more realistic mood returned in December. The market began to exhibit greater rationality based on signs of stability in the fundamental data. The portfolio participated in the fourth-quarter rally, although the Fund's emphasis on companies with quality earnings growth prospects led to underperformance of the benchmark.

In 2002, the Activa International Equity portfolio returned -20.22%, underperforming the MSCI EAFE benchmark, which returned -15.94% for the year. Performance for 2002 can be dissected into three distinct periods: the first three quarters; the October and November market bounce of low-quality stocks; and December when returns reflected more realistic expectations. By style, international value stocks outperformed their growth counterparts in 2002. By size, international large-cap stocks generated greater returns than international small-cap equities. The top-performing names in the portfolio for the year included SAP, a provider of e-business software solutions; Infosys, an IT consulting company and Petro CDA. On a country basis, stock selection in Canada, Italy and Germany helped results. Technology was our weakest sector in terms of stock selection, particularly our Japanese technology stock selection. Stock and sector selection was strongest in Business Services, Financial Services, and Energy.



                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA International Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -20.22%               -14.13%
MSCI EAFEIndex**                          -15.94%               -11.63%
S&P 500Index***                           -22.09%               -10.27%


Line Chart:
Year-by-Year Performance

             Average Annual Return of the Activa International Fund

    Growth of an assumed $10,000 investment in Activa International Fund from
                  8/30/99 through 12/31/02: Includes all fees

Date            MSCI EAFE Index        S&P 500         Activa International Fund
8/30/99         10000                  10000           10000
1999            11823                  11173           14200
2000            10173                  10155           10605
2001            7882                   8947            7534
2002            6625                   6970            6011


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2002 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS   OTHER
                                                                                                                  IN FUND  DIRECTOR-
                                                                TERM OF                                           COMPLEX     SHIPS
         NAME AND                                            OFFICE/LENGTH        PRINCIPAL OCCUPATION         OVERSEEN BY   HELD BY
         ADDRESS            AGE      OFFICE HELD             OF TIME SERVED          LAST FIVE YEARS              DIRECTOR  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Allan D. Engel*             50    Trustee, President,        Perpetual / 22    Vice President, Real Estate              5       None
2905 Lucerne SE,                  Secretary and                                Operations and Secretary-Activa
Suite 200                         Treasurer of the Fund;                       Holdings Corp. Formerly, Sr.
Grand Rapids, Michigan            President, and                               Manager, Investments and Real
49546                             Secretary of the                             Estate, Amway Corporation;
                                  Investment Adviser.                          Director, President and Secretary of
                                                                               Amway Management Company
                                                                               (1981-1999); Trustee, Vice President
                                                                               and Secretary, Amway Mutual Fund
                                                                               (1981-1999); Vice President and
                                                                               Assistant Treasurer, Activa Mutual
                                                                               Fund Trust (1999-2002).

James J. Rosloniec*         57    Trustee                    Perpetual / 22    President & Chief Operating              5       None
2905 Lucerne SE                                                                Officer, JVA Enterprises, LLC.
Suite 200                                                                      President, Chief Executive Officer
Grand Rapids, Michigan                                                         and Director, Activa Holdings Corp.
49546                                                                          Formerly, Vice President-Audit and
                                                                               Control, Amway Corporation (1991-
                                                                               2000); Director, Vice President and
                                                                               Treasurer of Amway Management
                                                                               Company (1984-1999); Trustee,
                                                                               President and Treasurer, Amway
                                                                               Mutual Fund, (1981-1999);
                                                                               President and Treasurer, Activa
                                                                               Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.       55    Advisory Trustee of the    Perpetual /  2    President & Chief Executive Officer,     5       None
2905 Lucerne SE,                  Fund                                         Marker Net, Inc. (Crown
Suite 200                                                                      Independent Business Owner
Grand Rapids,                                                                  affiliated with Quixtar, Inc.)
Michigan 49546

Donald H. Johnson           72    Trustee of the Fund        Perpetual / 10    Retired, Former Vice President-          5       None
2905 Lucerne SE,                                                               Treasurer, SPX Corporation.
Suite 200
Grand Rapids,
Michigan 49546

Walter T. Jones             60    Trustee of the Fund        Perpetual / 11    Retired, Former Senior Vice              5       None
936 Sycamore Ave.                                                              President-Chief Financial Officer,
Holland, Michigan                                                              Prince Corporation.
49424

Richard E. Wayman           68    Trustee of the Fund        Perpetual / 5     Retired, Former Finance Director,        5       None
24578 Rutherford                                                               Amway Corporation.
Ramona, California
92065

                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the year ended December 31, 2002 pursuant to the Administration Agreement.

                                            PENSION OR
                                            RETIREMENT
                                             BENEFITS
                                            ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,             TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION              COMPENSATION     FUND EXPENSES   UPON RETIREMENT  PAID TO TRUSTEES
--------------------------------------------------------------------------------------------
Allan D. Engel*              $8,000             -0-               -0-            $8,000
Trustee

James J. Rosloniec*          $8,000             -0-               -0-            $8,000
Trustee

Joseph E. Victor, Jr.        $8,000             -0-               -0-            $8,000
Advisory Trustee

Donald H. Johnson            $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones              $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman            $8,000             -0-               -0-            $8,000
Trustee

* Mssrs. Engel and Rosloniec are interested persons of the Fund. In addition, Mr. Engel is an officer of the Fund, Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


12 ACTIVA Mutual Funds Annual Report

Activa Schedule of Investments
MONEY MARKET FUND 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CERTIFICATES OF DEPOSIT                                                     19.4%
     SAN PAOLO IMI BANK (INTERNATIONAL), 1.63%, 1/31/03                                    1,000,000             $1,000,000
     CREDIT AGRICOLE INDOSUEZ SA YCD, 2.715%, 4/15/03                                        500,000                499,951
     BAYERISCHE LANDESBANK GIROZENTRALS, FRN, 1.76%, 6/24/03                               1,000,000                999,808
     CREDIT AGRICOLE INDOSUEZ SA, FRN, 1.74%, 9/25/03                                      1,000,000                999,779
     CREDIT SUISSE FIRST BOSTON (NEW YORK), FRN, 1.36%, 6/5/03                             1,000,000                999,827
     LANDESBANK BADEN-WUERTTEMBERG YCD, FRN, 1.78%, 4/11/03                                1,000,000                999,860
     UBS AG, 2.7%, 4/15/03                                                                   500,000                499,958
     WESTDEUTSCHE LANDESBANK GIROZENTRAL, FRN, 1.76%, 6/24/03                              1,000,000                999,808
                                                                                                                -----------
                                                                                                                  6,998,991
                                                                                                                -----------

COMMERCIAL PAPER                                                            68.2%
     BANQUE GENERALE DU LUXEMBOURG S.A., DN, 1.74%, 2/6/03                                   702,000                700,778
     COMPASS SECURITIZATION, DN, 1.35%, 2/19/03                                            1,000,000                998,162
     DEN NORSKE BANK, DN, 1.355%, 4/24/03                                                  1,000,000                995,747
     SPINTAB AB, DN, 1.66%, 2/7/03                                                         1,500,000              1,497,441
     BCI FUNDING CORP., DN, 1.73%, 1/23/03                                                 1,000,000                998,943
     NORDDEUTSCHE LANDESBANK LUXEMBOURG, DN, 1.32%, 3/14/03                                1,500,000              1,496,040
     BRADFORD & BINGLEY PLC, DN, 1.35%, 2/13/03                                            1,500,000              1,497,581
     SWEDISH NATIONAL HOUSING FINANCE CO., DN, 1.36%, 2/19/03                              1,000,000                998,149
     AMSTERDAM FUNDING CORP, DN, 1.32%, 2/6/03                                             1,500,000              1,498,020
     ATLANTIS ONE FUNDING, DN, 1.77%, 3/12/03                                              1,000,000                996,558
     EDISON ASSET SECURITIZATION LLC, DN, 1.72%, 3/3/03                                    1,000,000                997,086
     KITTY HAWK FUNDING CORP., DN, 1.36%, 1/29/03                                          1,000,000                998,942
     K2 (USA) LLC, DN, 1.70%, 3/31/03                                                      1,000,000                995,797
     MONTAUK FUNDING CORP, DN, 1.36%, 1/14/03                                              1,500,000              1,499,263
     MORGAN STANLEY DEAN WITTER AUSTRALIA, DN, 1.81%, 1/17/03                              1,000,000                999,196
     NEW CENTER ASSET TRUST SERIES, DN, 1.25%, 1/2/03                                      1,038,000              1,037,964
     NEW CENTER ASSET TRUST SERIES, DN, 1.70%, 3/24/03                                     1,000,000                996,128
     SWISS RE FINANCIAL PRODUCTS CORPORATION, DN, 1.70%, 3/26/03                           1,500,000              1,494,050
     FORTIS FUNDING LLC, DN, 1.69%, 2/18/03                                                1,000,000                997,747
     WESTPAC CAPITAL CORP., DN, 1.38%, 5/22/03                                             1,500,000              1,491,893
     BMW US CAPITAL CORP, DN, 1.35%, 1/9/03                                                1,500,000              1,499,550
                                                                                                                -----------
                                                                                                                 24,685,035
                                                                                                                -----------

FEDERAL HOME LOAN BANK                                                       5.5%
     FEDERAL HOME LOAN BANK, 1.83%, 10/27/03                                               2,000,000              2,000,000
                                                                                                                -----------

CORPORATE BONDS                                                              6.9%
     CITIGROUP INC., FRN, 1.98%, 5/30/03                                                   1,000,000              1,000,327
     CC USA INC., 2.38%, 2/3/03                                                            1,000,000              1,000,483
     SALOMON SMITH BARNEY HOLDINGS INC., FRN, 5/7/03                                         500,000                500,375
                                                                                                                -----------
                                                                                                                  2,501,185
                                                                                                                -----------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $36,185,211)                                                          $36,185,211
                                                                                                                ===========


                                            ACTIVA Mutual Funds Annual Report 13

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
US TREASURY NOTES                                                            1.9%
     US TREASURY NOTES, 6.5%, 11/15/26                                                       975,000            $ 1,187,101
     US TREASURY NOTES, 5.75%, 8/15/10                                                       890,000              1,023,562
     US TREASURY NOTES, 5.0%, 8/15/11                                                        600,000                658,126
                                                                                                                -----------
                                                                                                                  2,868,789
                                                                                                                -----------

US TREASURY BONDS                                                            2.5%
     US TREASURY BONDS, 8.125%, 8/15/19                                                    2,750,000              3,831,311
                                                                                                                -----------

US TREASURY STRIPS - PRINCIPAL ONLY                                          0.7%
     STRIP PRINC, 5/15/18                                                                  2,340,000              1,085,432
                                                                                                                -----------

FEDERAL HOME LOAN BANK                                                       2.0%
     FEDERAL HOME LOAN BANK, 3.75%, 4/15/04                                                3,000,000              3,089,325
                                                                                                                -----------

FEDERAL HOME LOAN MORTGAGE                                                  11.4%
     FREDDIE MAC GOLD, 5.5%, 12/01/32                                                      3,250,000              3,318,570
     FREDDIE MAC, 8.0%, 3/1/30                                                             1,270,888              1,363,422
     FREDDIE MAC, 6.5%, 12/15/22                                                           2,500,000              2,637,489
     FREDDIE MAC, 6.5%, 3/15/24                                                            3,000,000              3,079,410
     FREDDIE MAC, 6.5%, 8/15/24                                                            4,000,000              4,108,040
     FREDDIE MAC, 6.75%, 3/15/31                                                           2,615,000              3,138,000
                                                                                                                -----------
                                                                                                                 17,644,931
                                                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       27.1%
     FANNIE MAE, 6.625%, 9/15/09                                                           1,825,000              2,144,158
     FANNIE MAE, 6.5%, 9/25/23                                                             5,000,000              5,094,677
     FANNIE MAE, 6.5%, 9/18/24                                                             2,800,000              2,904,216
     FANNIE MAE, 6.5%, 9/1/29                                                              1,328,401              1,384,433
     FANNIE MAE, 6.0%, 4/1/14                                                                808,226                849,389
     FANNIE MAE, 6.0%, 2/1/29                                                              2,043,604              2,121,507
     FANNIE MAE, 6.0%, 1/1/29                                                              2,852,006              2,960,725
     FANNIE MAE, 6.5%, 3/1/29                                                              1,484,887              1,548,915
     FANNIE MAE, 6.5%, 3/1/29                                                              1,616,750              1,686,464
     FANNIE MAE, 6.0%, 4/1/14                                                              1,598,265              1,679,169
     FANNIE MAE, 6.5%, 10/1/31                                                             2,089,371              2,176,853
     FANNIE MAE, 6.5%, 5/1/32                                                              2,422,347              2,524,058
     FEDERAL NATIONAL CONVENTIONAL LOAN, 5.5%, 10/1/32                                     6,452,783              6,594,549
     FANNIE MAE, 5.0%, 11/25/10                                                            4,878,221              5,033,277
     FANNIE MAE, 5.5%, 8/25/20                                                             3,123,026              3,176,567
                                                                                                                -----------
                                                                                                                 41,878,957
                                                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     7.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 12/15/31                              2,328,626              2,428,291
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 11/15/31                              2,375,961              2,519,493
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 5/15/29                               3,050,150              3,206,470
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/28                              1,194,903              1,269,202
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 9/15/29                               1,341,109              1,423,253
                                                                                                                -----------
                                                                                                                 10,846,709
                                                                                                                -----------

14 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CORPORATE BONDS - 44.4%
UNCLASSIFIED                                                                 2.9%
     AT&T WIRELESS, 7.875%, 3/1/11                                                           850,000                855,775
     ALLTEL CORP, 7.0%, 7/1/12                                                             1,750,000              2,020,382
     ARAMARK SERVICES, INC., 7.0%, 7/15/06                                                 1,550,000              1,650,750
                                                                                                                -----------
                                                                                                                  4,526,907
                                                                                                                -----------

AUTOMOTIVE                                                                   1.0%
     GENERAL MOTORS ACCEPT CORP., 6.125%, 8/28/07                                          1,500,000              1,519,323
                                                                                                                -----------

BANKING                                                                      8.5%
     BANK OF AMERICA CORP., 3.875%, 1/15/08                                                1,500,000              1,523,394
     FIRST CHICAGO NBD, 7.0%, 10/16/06                                                     1,380,000              1,538,700
     LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                        1,750,000              2,058,889
     MELLON CAP II, 7.995%, 1/15/27                                                        2,040,000              2,259,594
     NATIONAL AUSTRALIA BANK, 8.6%, 5/19/10                                                  750,000                947,169
     NATIONAL CITY BANK OF INDIANA, 4.88%, 7/20/07                                         1,200,000              1,272,725
     NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                              650,000                772,001
     WELLS FARGO & CO., 5.9%, 5/21/06                                                      2,500,000              2,743,750
                                                                                                                -----------
                                                                                                                 13,116,222
                                                                                                                -----------

DEFENSE                                                                      1.0%
     UNITED TECHNOLOGIES CORPORATION, 6.1%, 5/15/12                                        1,385,000              1,551,373
                                                                                                                -----------

ELECTRIC UTILITY                                                             2.5%
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         3,385,000              3,872,176
                                                                                                                -----------

ENTERTAINMENT                                                                1.5%
     VIACOM, 7.7%, 7/30/10                                                                 2,000,000              2,379,594
                                                                                                                -----------

FINANCIAL SERVICES                                                          14.0%
     CIT GROUP, INC, 7.375%, 4/2/07                                                        1,800,000              1,964,169
     CATERPILLAR FINANCIAL SERVICES, 4.875%, 6/15/07                                       2,000,000              2,129,540
     CITIGROUP, INC., 7.25%, 10/1/10                                                       1,500,000              1,743,940
     CITIBANK CREDIT CARD MASTER TRUST I, 6.65%, 11/15/06                                  2,000,000              2,171,560
     COUNTRYWIDE HOME LOAN, 5.5%, 2/1/07                                                   2,500,000              2,656,810
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              2,035,000              2,284,406
     INTERNATIONAL LEASE FIN, 5.25%, 5/3/04                                                3,000,000              3,090,000
     PSE&G TRANSITION FUNDING LLC., 6.45%, 3/15/13                                         1,450,000              1,655,899
     VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           3,565,000              3,885,473
                                                                                                                -----------
                                                                                                                 21,581,797
                                                                                                                -----------

FOOD SERVICE                                                                 4.0%
     ALBERTSON'S, INC, 7.5%, 2/15/11                                                       1,750,000              2,016,528
     CONAGRA FOODS INC., 9.75%, 3/1/21                                                     1,550,000              2,187,438
     KROGER COMPANY, 8.0%, 9/15/29                                                         1,650,000              1,955,534
                                                                                                                -----------
                                                                                                                  6,159,500
                                                                                                                -----------


                                            ACTIVA Mutual Funds Annual Report 15

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
MULTI MEDIA                                                                     0.8%
     GANNETT CO. INC., 6.375%, 4/1/12                                                      1,075,000              1,223,685
                                                                                                                -----------

OIL & EXPLOR PROD & SER                                                         4.5%
     CHEVRON CORP., 6.625%, 10/1/04                                                        2,000,000              2,153,758
     CONOCO, INC., 6.95%, 4/15/29                                                          1,250,000              1,421,283
     SUNCOR ENERGY, 7.15%, 2/1/32                                                          1,500,000              1,723,125
     MARATHON OIL CORP., 9.375%, 2/15/12                                                   1,260,000              1,584,824
                                                                                                                -----------
                                                                                                                  6,882,990
                                                                                                                -----------

PHARMACEUTICALS                                                                 1.2%
     MERCK & CO., INC., 5.25%, 7/1/06                                                      1,750,000              1,892,412
                                                                                                                -----------

TRANS-RAIL                                                                      1.3%
     UNION PACIFIC CO., 6.65%, 1/15/11                                                     1,750,000              1,974,052
                                                                                                                -----------

TELECOMMUNICATIONS                                                              1.2%
     VERIZON NEW ENGLAND, INC., 6.5%, 9/15/11                                              1,700,000              1,880,856
                                                                                                                -----------

TOTAL CORPORATE BONDS                                                                                            68,560,887
                                                                                                                -----------

FOREIGN GOVERNMENT BONDS                                                        3.0%
     CANADA-GOVERNMENT, 6.375%, 11/30/04                                                   1,480,000              1,602,100
     ITALY-GOV BOND, 5.625%, 6/15/12                                                       2,700,000              2,965,032
                                                                                                                -----------
                                                                                                                  4,567,132
                                                                                                                -----------

TOTAL FIXED INCOME - 100% (Cost $143,652,381)                                                                  $154,373,473
                                                                                                               ============


16 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. TREASURY BILLS 1/9/03                                                               10,000       $          9,998
     U.S. TREASURY BILLS 1/30/03                                                              10,000                  9,991
     U.S. TREASURY BILLS 3/6/03                                                               85,000                 84,833
                                                                                                                -----------
                                                                                                                    104,822
                                                                                                                -----------

TOTAL U.S. TREASURY BILLS (Cost $104,805)                                                                           104,822
                                                                                                                -----------

COMMON STOCKS - 99.9%
ADVERTISING                                                                  0.2%
     LAMAR ADVERTISING COMPANY                                                                *6,500                218,725
                                                                                                                -----------

AEROSPACE                                                                    1.8%
     BOEING CORP.                                                                              5,900                194,641
     LOCKHEED MARTIN CORP.                                                                    15,100                872,025
     NORTHROP GRUMMAN CORP.                                                                    3,500                339,500
     UNITED TECHNOLOGIES                                                                       9,500                588,430
                                                                                                                  1,994,596
                                                                                                                -----------

AIRLINES                                                                     0.1%
     CONTINENTAL AIRLINES CLASS B                                                            *21,700                157,325
                                                                                                                -----------

AUTOMOTIVE PARTS & EQUIPMENT                                                 2.0%
     ITT INDUSTRIES, INC.                                                                     22,400              1,359,456
     LEAR CORP.                                                                              *24,200                805,376
                                                                                                                -----------
                                                                                                                  2,164,832
                                                                                                                -----------

BANKING                                                                     17.1%
     BANK OF AMERICA CORP.                                                                    39,600              2,754,972
     BANK OF NEW YORK, INC.                                                                   13,500                323,460
     BANK ONE CORP.                                                                           30,300              1,107,465
     CITIGROUP, INC.                                                                         155,800              5,482,602
     COMMERCE BANCSHARES, INC.                                                                 9,087                357,028
     HIBERNIA CORP. Cl. A                                                                     30,700                591,282
     KEYCORP                                                                                  56,300              1,415,382
     PNC BANK CORP.                                                                           41,100              1,722,090
     UNIONBANCAL CORPORATION                                                                  50,200              1,971,354
     WACHOVIA CORP.                                                                           45,600              1,661,664
     WELLS FARGO COMPANY                                                                      29,500              1,382,665
                                                                                                                -----------
                                                                                                                 18,769,964
                                                                                                                -----------

BEVERAGES - DOMESTIC                                                            1.4%
     CONSTELLATION BRANDS, INC.                                                              *24,600                583,266
     PEPSICO, INC.                                                                            21,100                890,842
                                                                                                                -----------
                                                                                                                  1,474,108
                                                                                                                -----------

                                            ACTIVA Mutual Funds Annual Report 17


The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
BROADCASTING                                                                 1.8%
     LIBERTY MEDIA- A                                                                       *175,656              1,570,365
     SCRIPPS CO. Cl. A                                                                         4,700                361,665
                                                                                                                -----------
                                                                                                                  1,932,030
                                                                                                                -----------

CHEMICALS                                                                    2.8%
     DOW CHEMICAL COMPANY                                                                     30,200                896,940
     DU PONT E I DE NEMOURS                                                                   28,100              1,191,440
     ROHM & HAAS COMPANY                                                                      30,900              1,003,632
                                                                                                                -----------
                                                                                                                  3,092,012
                                                                                                                -----------

COMMUNICATIONS EQUIPMENT                                                     0.9%
     AGRE SYSTEMS, INC.-A                                                                    *26,100                 37,584
     COMCAST CORP. NEW CL. A SPECIAL                                                         *39,700                896,823
                                                                                                                -----------
                                                                                                                    934,407
                                                                                                                -----------

COMMERCIAL SERVICES                                                          0.8%
     CENDANT CORP.                                                                           *86,900                910,712
                                                                                                                -----------

CONSUMER GOODS & SERVICES                                                    2.1%
     ARAMARK CORP. - CL B                                                                    *31,700                744,950
     GILLETTE CO.                                                                             32,000                971,520
     KIMBERLY-CLARK CORP.                                                                     11,800                560,146
                                                                                                                -----------
                                                                                                                  2,276,616
                                                                                                                -----------

COSMETICS                                                                    1.0%
     ALBERTO-CULVER CO. -CLASS B                                                              20,600              1,038,240
                                                                                                                -----------

ELECTRIC UTILITY                                                             6.7%
     CINERGY CORP.                                                                            33,500              1,129,620
     EXELON CORP.                                                                             39,737              2,096,921
     FPL GROUP, INC.                                                                          30,000              1,803,900
     FIRSTENERGY CORP.                                                                        30,200                995,694
     PP&L CORPORATION                                                                         15,500                537,540
     PINNACLE WEST CAPITAL CORP.                                                              21,700                739,753
                                                                                                                -----------
                                                                                                                  7,303,428
                                                                                                                -----------

ELECTRICAL & ELECTRONIC                                                      0.0%
     BROADCOM CORP. CL- A                                                                     *1,700                 25,602
                                                                                                                -----------

ELECTRONICS                                                                  0.5%
     EMC CORP/MASS                                                                           *48,800                299,632
     INTERSIL CORPORATION                                                                     *1,900                 26,486
     NATIONAL SEMICONDUCTOR CORP.                                                            *17,500                262,675
                                                                                                                    588,793
                                                                                                                -----------

ENERGY                                                                       0.8%
     SUNOCO, INC.                                                                             26,600                882,588
                                                                                                                -----------


18 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
ENTERTAINMENT                                                                0.7%
     USA INTERACTIVE, INC.                                                                   *31,900                731,148
                                                                                                                -----------

ENVIRONMENTAL SERVICES                                                       0.6%
     WASTE MANAGEMENT, INC.                                                                   27,200                623,424
                                                                                                                -----------

FINANCIAL SERVICES                                                           7.5%
     CAPITAL ONE FINANCIAL                                                                    13,100                389,332
     GOLDEN WEST FINANCIAL CORP.                                                              27,500              1,974,775
     HOUSEHOLD INTERNATIONAL, INC.                                                            33,100                920,511
     LEHMAN BROTHERS HOLDING                                                                   4,100                218,489
     MERRILL LYNCH & CO.                                                                      82,300              3,123,285
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     40,000              1,596,800
                                                                                                                -----------
                                                                                                                  8,223,192
                                                                                                                -----------

FOOD PROCESSING                                                              2.0%
     GENERAL MILLS, INC.                                                                      46,300              2,173,785
                                                                                                                -----------

HEALTH CARE                                                                  1.1%
     HCA, INC.                                                                                 5,700                236,550
     MCKESSON HBOC, INC.                                                                      36,100                975,783
                                                                                                                -----------
                                                                                                                  1,212,333
                                                                                                                -----------

HOTELS & LODGING                                                             0.6%
     MGM MIRAGE, INC.                                                                        *19,200                633,024
                                                                                                                -----------

INFORMATIONAL SERVICES                                                       1.1%
     AOL TIME WARNER                                                                         *91,200              1,194,720
                                                                                                                -----------

INSURANCE                                                                    7.0%
     AMERICAN INTERNATIONAL GROUP                                                             32,950              1,906,157
     MBIA, INC.                                                                               52,050              2,282,913
     MARSH & MCLENNAN COMPANY                                                                 24,500              1,132,145
     ST. PAUL COMPANIES                                                                       41,400              1,409,670
     XL CAPITAL LIMITED                                                                       11,500                888,375
                                                                                                                -----------
                                                                                                                  7,619,260
                                                                                                                -----------

INVESTMENT COMPANY                                                           0.4%
     LEGG MASON, INC.                                                                          7,900                383,466
                                                                                                                -----------

MACHINERY & EQUIPMENT                                                        1.1%
     CATERPILLAR, INC.                                                                        14,900                681,228
     THERMO ELECTRON CORPORATION                                                             *28,300                569,396
                                                                                                                -----------
                                                                                                                  1,250,624
                                                                                                                -----------

MANUFACTURING-CONSUMER GOODS                                                 0.6%
     EASTMAN KODAK                                                                            13,800                483,552
     MATTEL, INC.                                                                             11,500                220,225
                                                                                                                -----------
                                                                                                                    703,777
                                                                                                                -----------


                                            ACTIVA Mutual Funds Annual Report 19

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
MANUFACTURING - MISCELLANEOUS                                                1.7%
     AMERICAN AXLE & MANUF. HLDS., INC.                                                      *14,300                334,906
     JOHNSON CONTROLS, INC.                                                                    4,100                328,697
     MASCO CORP.                                                                              57,900              1,218,795
                                                                                                                -----------
                                                                                                                  1,882,398
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
     BECTON DICKINSON & COMPANY                                                                9,100                279,279
                                                                                                                -----------

METALS & MINING                                                              0.9%
     ALCOA INCORPORATION                                                                      41,700                949,926
                                                                                                                -----------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.6%
     HEWLETT PACKARD                                                                         108,407              1,881,946
     I.B.M.                                                                                   23,400              1,813,500
     XEROX CORP.                                                                             *32,200                259,210
                                                                                                                -----------
                                                                                                                  3,954,656
                                                                                                                -----------

OIL/GAS - EQUIPMENT & SVCS                                                   2.3%
     CONOCOPHILLIPS                                                                           36,376              1,760,235
     AMERADA HESS CORP.                                                                       13,900                765,195
                                                                                                                -----------
                                                                                                                  2,525,430
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                  7.6%
     CHEVRONTEXACO CORP.                                                                      20,400              1,356,192
     EXXON MOBIL CORP.                                                                       103,400              3,612,796
     HALLIBURTON CO.                                                                          26,100                488,331
     ROYAL DUTCH PETRO-NY SHARES                                                              43,600              1,919,272
     TOTAL FINA SA                                                                            12,700                908,050
                                                                                                                -----------
                                                                                                                  8,284,641
                                                                                                                -----------

PAPER PRODUCTS                                                               1.4%
     BOWATER, INC.                                                                            27,800              1,166,210
     WEYERHAEUSER                                                                              6,900                339,549
                                                                                                                -----------
                                                                                                                  1,505,759
                                                                                                                -----------

PHARMACEUTICALS                                                              3.3%
     ABBOTT LABORATORIES                                                                      19,800                792,000
     ELI LILLY & CO.                                                                          21,100              1,339,850
     MONSANTO COMPANY                                                                          1,255                 24,159
     SCHERING-PLOUGH CORP.                                                                    70,800              1,571,760
                                                                                                                -----------
                                                                                                                  3,727,769
                                                                                                                -----------

PRINTING & PUBLISHING                                                        0.9%
     GANNETT COMPANY, INC.                                                                    12,900                926,220
                                                                                                                -----------

RAILROADS                                                                    0.5%
     CANADIAN NATIONAL RAILWAY                                                                14,100                585,996
                                                                                                                -----------

20 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RESTAURANTS                                                                  0.8%
     MCDONALDS CORP.                                                                          55,800                897,264
                                                                                                                -----------

RETAIL STORES                                                                2.6%
     CARMAX, INC.                                                                            *12,931                231,206
     DILLARDS, INC. CLASS A                                                                   28,300                448,838
     GENERAL GROWTH PROPERTIES                                                                16,700                868,400
     KIMCO REALTY CORPORATION                                                                 31,250                957,500
     ROSS STORES, INC.                                                                         9,600                406,944
                                                                                                                -----------
                                                                                                                  2,912,888
                                                                                                                -----------

SHOES - LEATHER                                                              0.6%
     NIKE INCORPORATED - CL B                                                                 14,100                627,027
                                                                                                                -----------

STORAGE                                                                      0.6%
     PUBLIC STORAGE, INC.                                                                     20,700                668,817
                                                                                                                -----------

TOBACCO                                                                      0.8%
     PHILIP MORRIS COMPANIES, INC.                                                            21,000                851,130
                                                                                                                -----------

TRANSPORTATION & SHIPPING                                                    0.6%
     FEDEX CORPORATION                                                                        12,500                677,750
                                                                                                                -----------

TELECOMMUNICATIONS                                                           8.3%
     AT&T CORP NEW                                                                            27,820                726,380
     BELL SOUTH                                                                               55,400              1,433,198
     CITIZENS COMMUNICATIONS COMPANY                                                         *25,500                269,025
     COMCAST CORP. NEW Cl. A                                                                 *44,998              1,060,603
     QWEST COMMUNICATIONS INT'l., INC.                                                      *355,700              1,778,500
     SBC COMMUNICATIONS, INC.                                                                 86,200              2,336,882
     VERIZON COMMUNICATIONS                                                                   42,200              1,635,250
                                                                                                                -----------
                                                                                                                  9,239,838
                                                                                                                -----------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.4%
     LUCENT TECHNOLOGIES                                                                    *384,100                483,966
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $118,957,912)                                                                         109,493,485
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $119,062,717)                                                                   $109,598,307
                                                                                                               ============

*Non-dividend producing as of December 31, 2002

                                            ACTIVA Mutual Funds Annual Report 21

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
COMMERCIAL PAPER - 0.4%                                                      0.4%
     AMERICAN EXPRESS CREDIT CORP., DN, 1.33%, 1/2/03                                        105,000            $   104,996
                                                                                                                -----------

TOTAL COMMERCIAL PAPER (Cost $104,996)                                                                              104,996
                                                                                                                -----------

COMMON STOCKS - 99.6%
AEROSPACE                                                                    1.5%
     LOCKHEED MARTIN CORP.                                                                     5,930                342,458
                                                                                                                -----------

BANKING                                                                      5.0%
     BANK OF NEW YORK, INC.                                                                    9,480                227,141
     CITIGROUP, INC.                                                                          12,410                436,708
     MBNA CORPORATION                                                                         13,910                264,568
     WELLS FARGO COMPANY                                                                       4,870                228,257
                                                                                                                -----------
                                                                                                                  1,156,674
                                                                                                                -----------

BEVERAGES - FOREIGN                                                          1.4%
     THE PEPSI BOTTLING GROUP, INC.                                                           12,830                329,731
                                                                                                                -----------

BEVERAGES - DOMESTIC                                                         2.2%
     PEPSICO, INC.                                                                            12,020                507,484
                                                                                                                -----------

BROADCASTING                                                                 1.4%
     UNIVISION COMMUNICATIONS-A                                                              *13,480                330,260
                                                                                                                -----------

CHEMICALS                                                                    1.6%
     AIR PRODUCTS & CHEMICALS                                                                  8,430                360,383
                                                                                                                -----------

COMMUNICATIONS EQUIPMENT                                                     0.2%
     CIENA CORP.                                                                             *10,000                 51,400
                                                                                                                -----------

COMPUTER SOFTWARE                                                            8.4%
     BMC SOFTWARE, INC.                                                                      *14,000                239,540
     CDW COMPUTER CENTERS                                                                     *2,400                105,240
     MICROSOFT CORP.                                                                         *26,760              1,383,492
     NETWORK ASSOCIATES, INC.                                                                *14,400                231,696
                                                                                                                -----------
                                                                                                                  1,959,968
                                                                                                                -----------

COMPUTERS                                                                    7.9%
     CISCO SYSTEMS, INC.                                                                     *30,510                399,681
     DELL COMPUTER CORP.                                                                     *26,880                718,771
     INTEL CORP.                                                                              46,080                717,466
                                                                                                                -----------
                                                                                                                  1,835,918
                                                                                                                -----------

CONSTRUCTION - FOREIGN                                                       0.4%
     ACCENTURE LTD.                                                                            5,380                 96,786
                                                                                                                -----------

22 ACTIVA Mutual Funds Annual Report


      The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CONSUMER GOODS & SERVICES                                                    2.7%
     COLGATE-PALMOLIVE                                                                        11,920                624,966
                                                                                                                -----------

COSMETICS                                                                    1.7%
     AVON PRODUCTS, INC.                                                                       7,170                386,248
                                                                                                                -----------

DRUGS                                                                        1.5%
     NOVARTIS AG - ADR                                                                         9,710                356,648
                                                                                                                -----------

ELECTRICAL EQUIPMENT                                                         4.7%
     GENERAL ELECTRIC & CO.                                                                   45,275              1,102,446
                                                                                                                -----------

ELECTRONICS                                                                  3.8%
     ALTERA CORP.                                                                            *14,100                173,994
     ANALOG DEVICES                                                                           *4,720                112,666
     INTERNATIONAL GAME TECHNOLOGY                                                            *4,160                315,827
     NOVELLUS SYSTEMS, INC.                                                                  *10,160                285,293
                                                                                                                -----------
                                                                                                                    887,780
                                                                                                                -----------

ENTERTAINMENT                                                                3.9%
     USA INTERACTIVE, INC.                                                                   *22,000                504,240
     VIACOM, INC. Cl B                                                                        *9,760                397,818
                                                                                                                -----------
                                                                                                                    902,058
                                                                                                                -----------

FINANCIAL SERVICES                                                           2.5%
     AMERICAN EXPRESS COMPANY                                                                  6,840                241,794
     FANNIE MAE                                                                                5,080                326,796
                                                                                                                -----------
                                                                                                                    568,590
                                                                                                                -----------

FOOD & BEVERAGE                                                              2.1%
     KRAFT FOODS, INC.-A                                                                      12,310                479,228
                                                                                                                -----------

HEALTH CARE                                                                  1.6%
     HCA, INC.                                                                                 9,140                379,310
                                                                                                                -----------

HOTELS & LODGING                                                             0.5%
     MGM MIRAGE, INC.                                                                         *3,700                121,989
                                                                                                                -----------

INFORMATIONAL SERVICES                                                       0.5%
     YAHOO!, INC.                                                                             *7,600                124,260
                                                                                                                -----------

INSURANCE                                                                    4.1%
     AMERICAN INTERNATIONAL GROUP                                                              5,940                343,629
     WELLPOINT HEALTH NETWORKS                                                                *3,400                241,944
     XL CAPITAL LIMITED                                                                        4,600                355,350
                                                                                                                -----------
                                                                                                                    940,923
                                                                                                                -----------



                                            ACTIVA Mutual Funds Annual Report 23

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
INVESTMENT COMPANY                                                           1.7%
     S&P 500 DEPOSITORY RECEIPT                                                                4,457                393,241
                                                                                                                -----------

MANUFACTURING - MISCELLANEOUS                                                1.0%
     VARIAN MEDICAL SYSTEMS INCORPORATION                                                     *4,530                224,688
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 6.0%
     ALLERGAN, INC.                                                                            1,000                 57,620
     ASTRAZENECA ADR                                                                           3,100                108,779
     BOSTON SCIENTIFIC CORPORATION                                                            *8,690                369,499
     FOREST LABORATORIES INCORPORATED                                                         *1,400                137,508
     JOHNSON & JOHNSON                                                                        13,510                725,622
                                                                                                                -----------
                                                                                                                  1,399,028
                                                                                                                -----------

MEDICAL SERVICES                                                             1.9%
     MEDTRONIC, INC.                                                                           9,500                433,200
                                                                                                                -----------

METAL-ALUMINUM                                                               1.6%
     ANTHEM, INC.                                                                             *5,940                373,626
                                                                                                                -----------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.8%
     HEWLETT PACKARD                                                                          10,260                178,114
     I.B.M.                                                                                    3,070                237,925
                                                                                                                -----------
                                                                                                                    416,039
                                                                                                                -----------

OIL/GAS - EQUIPMENT & SVCS                                                   1.5%
     BJ SERVICES COMPANY                                                                      *5,400                174,474
     NABORS INDUSTRIES LTD.                                                                    4,800                169,296
                                                                                                                -----------
                                                                                                                    343,770
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                  2.7%
     BURLINGTON RESOURCES                                                                      4,200                179,130
     OCEAN ENERGY, INC.                                                                       22,670                452,720
                                                                                                                -----------
                                                                                                                    631,850
                                                                                                                -----------

PHARMACEUTICALS                                                             11.5%
     ALTANA AG CORPORATION                                                                    *1,400                 63,840
     AMGEN, INC.                                                                             *17,850                862,869
     ANDRX GROUP                                                                              *7,570                111,052
     BIOGEN, INC.                                                                             *9,140                366,148
     BRISTOL MYERS SQUIBB CO.                                                                  9,900                229,185
     CAREMARK RX, INC.                                                                        *7,540                122,525
     PFIZER, INC.                                                                             10,785                329,698
     PHARMACIA CORP.                                                                           8,535                356,763
     ZIMMER HOLDINGS, INC.                                                                    *5,270                218,810
                                                                                                                -----------
                                                                                                                  2,660,890
                                                                                                                -----------

                                            24 ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RESTAURANTS                                                                  0.4%
     DARDEN RESTAURANTS, INC.                                                                  4,610                 94,274
                                                                                                                -----------

RETAIL STORES                                                                9.0%
     BEST BUY COMPANY, INC.                                                                   *4,800                115,920
     COACH, INC.                                                                              *2,260                 74,399
     GAP, INC.                                                                                 4,700                 72,944
     HOME DEPOT, INC.                                                                         17,045                408,398
     KOHL'S CORP.                                                                             *9,170                513,062
     LOWE'S COMPANIES                                                                          5,600                210,000
     TJX COMPANIES INCORPORATED                                                                6,110                119,267
     WAL-MART STORES, INC.                                                                    11,450                578,340
                                                                                                                -----------
                                                                                                                  2,092,330
                                                                                                                -----------

TECHNOLOGY-SOFTWARE                                                          0.9%
     SAP AKTIENGESELLSCHAFT                                                                   11,900                232,050
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $24,998,449)                                                                           23,140,494
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $25,103,445)                                                                     $23,245,490
                                                                                                                ===========

*Non-dividend producing as of December 31, 2002

                                            ACTIVA Mutual Funds Annual Report 25

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments
INTERNATIONAL FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
COMMON STOCKS - 98.7%
AEROSPACE                                                                    0.5%
     FINMECCANICA SPA                                                                     185,600            $   102,838
                                                                                                             -----------

APPAREL                                                                      0.7%
     HENNES & MAURITZ AB-B                                                                  7,900                152,319
                                                                                                             -----------

BANKING                                                                      7.5%
     HSBC HOLDINGS                                                                         40,000                442,078
     ROYAL BANK OF SCOTLAND                                                                14,236                341,028
     BANK OF IRELAND (IRL)                                                                 27,600                283,552
     BANCO BILBAO                                                                          14,327                137,117
     HAW PAR CORP LTD.                                                                       *940                  1,767
     UNITED OVERSEAS BANK LOCAL                                                            17,000                115,653
     CREDIT SUISSE GROUP                                                                    5,200                112,823
     BANQUE NATIONALE DE PARIS                                                              3,700                150,768
                                                                                                             -----------
                                                                                                               1,584,786
                                                                                                             -----------

BANKING & FINANCIAL SERVICES                                                 5.7%
     SKANDINAVISKA ENSKILDA BAN-A                                                          32,900                273,748
     BANCO POPULAR ESPANOL (ESP)                                                            5,400                220,834
     SOCIETE GENERALE -A                                                                    3,595                209,379
     KOOKMIN BANK                                                                          *4,000                141,647
     UBS AG- REGISTERED                                                                    *3,000                145,802
     DEXIA (BE)                                                                             8,100                 99,196
     HUF OTP BANK RT                                                                       12,600                123,864
                                                                                                             -----------
                                                                                                               1,214,470
                                                                                                             -----------

BEVERAGES - FOREIGN                                                          0.8%
     SIX CONTINENTS PLC                                                                    22,000                177,797
                                                                                                             -----------

BREWERY                                                                      1.2%
     INTERBREW (BEL)                                                                       10,800                255,004
                                                                                                             -----------

BROADCASTING                                                                 1.7%
     BRITISH SKY BROADCASTING                                                             *19,100                196,487
     MEDIA SET (ITL)                                                                       22,500                171,419
                                                                                                             -----------
                                                                                                                 367,906
                                                                                                             -----------

BUILDING PRODUCTS                                                            1.3%
     CEMEX SA - SPONS ADR                                                                   5,000                107,550
     CRH PLC                                                                               13,400                165,228
                                                                                                             -----------
                                                                                                                 272,778
                                                                                                             -----------

BUSINESS SERVICES                                                            0.6%
     VIVENDI UNIVERSAL (FFR)                                                                7,500                121,127
                                                                                                             -----------

                                           26  Activa Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02


                                                                              % OF         SHARES OR               VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE             (NOTE 2)
---------------------                                                 ------------       -----------        --------------
CHEMICALS                                                                    3.9%
     SYNGENTA AG                                                                            3,000                173,682
     DEGUSSA AG                                                                             3,300                 82,766
     LG CHEMICAL LTD. (KR)                                                                 *4,130                141,375
     SHIN ETSU CHEM.                                                                        4,600                150,788
     NOVARTIS AG-REG                                                                        7,349                268,140
                                                                                                             -----------
                                                                                                                 816,751
                                                                                                             -----------

COMMUNICATIONS EQUIPMENT                                                     0.3%
     TELUS CORPORATION                                                                      6,418                 65,610
                                                                                                             -----------

COMPUTER SOFTWARE                                                            1.1%
     SAP AG                                                                                 3,100                243,010
                                                                                                             -----------

CONSTRUCTION - FOREIGN                                                       0.6%
     TECHNIP-COFLEXIP SA                                                                    1,900                135,981
                                                                                                             -----------

CONSUMER GOODS & SERVICES                                                    0.8%
     KINGFISHER PLC                                                                        48,000                171,937
                                                                                                             -----------

COSMETICS                                                                    1.9%
     L'OREAL (FFR)                                                                          2,100                159,881
     KAO CORPORATION                                                                       11,000                241,468
                                                                                                             -----------
                                                                                                                 401,349
                                                                                                             -----------

DATA PROCESSING & REPRODUCTION                                               1.1%
     CANON, INC.                                                                            6,000                226,005
                                                                                                             -----------

DIVERSIFIED                                                                  1.1%
     BILLITON PLC                                                                          43,624                232,989
                                                                                                             -----------

ELECTRIC UTILITY                                                             1.4%
     ENDESA S.A.                                                                            9,400                109,987
     CLP HOLDINGS LIMITED                                                                  48,500                195,284
                                                                                                             -----------
                                                                                                                 305,271
                                                                                                             -----------

ELECTRICAL EQUIPMENT                                                         2.0%
     SAMSUNG ELECTRONICS - GDR 144A                                                         2,400                319,800
     KEYENCE CORP.                                                                            600                104,407
                                                                                                             -----------
                                                                                                                 424,207
                                                                                                             -----------

ELECTRONICS                                                                  4.1%
     DIXONS GROUP                                                                          24,800                 57,892
     KONINKLIJKE (ROYAL) PHILIPS ELECT. N.V. ADR                                            6,100                107,848
     FANUC LTD.                                                                             4,900                216,778
     LG ELECTRONICS, INC.                                                                  *5,330                185,598
     ROHM COMPANY LIMITED                                                                     300                 38,198
     SONY CORPORATION                                                                       6,300                263,319
                                                                                                             -----------
                                                                                                                 869,633
                                                                                                             -----------

                                          Activa Mutual Funds Annual Report  27

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
ENERGY                                                                       1.1%
     SHELL TRANSPORT & TRADING                                                             34,700                228,482
                                                                                                             -----------

ENVIRONMENTAL SERVICES                                                       1.0%
     RENTOKIL INITIAL PLC                                                                  58,000                205,423
                                                                                                             -----------

FINANCIAL SERVICES                                                           2.1%
     MAN GROUP PLC                                                                         17,000                242,757
     ING GROUP                                                                             12,500                211,716
                                                                                                             -----------
                                                                                                                 454,473
                                                                                                             -----------

FOOD PRODUCTS                                                                4.7%
     DIAGEO PLC                                                                            31,900                346,652
     UNILEVER NV-CVA                                                                        6,900                423,952
     NESTLE                                                                                 1,100                233,095
                                                                                                             -----------
                                                                                                               1,003,699
                                                                                                             -----------

FOOD PROCESSING                                                              1.7%
     DANONE                                                                                 2,600                349,786
                                                                                                             -----------

GAS & ELECTRIC UTILITY                                                       0.9%
     ORD GROUP                                                                             43,500                187,682
                                                                                                             -----------

GAS UTILITY                                                                  1.2%
     SNAM RETE GAS                                                                         71,900                245,219
                                                                                                             -----------

HOUSEWARES                                                                   0.6%
     ASAHI GLASS COMPANY                                                                   19,000                116,399
                                                                                                             -----------

INSURANCE                                                                    2.7%
     PRUDENTIAL CORPORATION PLC                                                            17,700                125,094
     RAS (ITL)                                                                              4,400                 53,561
     MILLEA HOLDINGS INC.                                                                     *14                100,750
     AXA                                                                                   13,900                186,563
     CONVERIUM HOLDING AG                                                                   2,300                111,449
                                                                                                             -----------
                                                                                                                 577,417
                                                                                                             -----------

MANUFACTURING-CAPITAL GOODS                                                  1.5%
     SMITHS INDUSTRIES PLC                                                                 15,000                167,953
     MAGNA INTERNATIONAL, INC. - CL A                                                       2,700                151,605
                                                                                                             -----------
                                                                                                                 319,558
                                                                                                             -----------

MANUFACTURING - MISCELLANEOUS                                                0.7%
     BOC GROUP PLC                                                                         10,900                155,826
                                                                                                             -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.2%
     SANOFI-SYNTHELABO SA (FFR)                                                             3,600                220,059
     HOYA CORPORATION                                                                       3,500                245,092
                                                                                                             -----------
                                                                                                                 465,151
                                                                                                             -----------


                                           28  Activa Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
METALS & MINING                                                              0.9%
     PLACER DOME, INC.                                                                     16,800                193,200
                                                                                                             -----------

NATURAL GAS UTILITY                                                          0.6%
     TOKYO GAS CO. LTD.                                                                    40,000                125,390
                                                                                                             -----------

OIL/GAS - EQUIPMENT & SVCS                                                   0.4%
     NABORS INDUSTRIES LTD.                                                                 2,400                 84,648
                                                                                                             -----------

OIL & GAS EQUIPMENT/SERVICES                                                 0.4%
     NOBLE CORP.                                                                            2,400                 84,360
                                                                                                             -----------

OIL & GAS EXPLOR PROD & SER                                                 10.7%
     PLC ADR                                                                                8,500                345,525
     CENTRICA PLC                                                                          87,600                241,157
     ENCANA CORP                                                                            8,200                253,194
     TOTAL FINA ELF                                                                         2,248                321,067
     ROYAL DUTCH PETROLEUM COMPANY                                                          5,700                250,927
     ENTE NAZIONALE IDROC (ITL)                                                            23,700                376,793
     PETRO-CANADA                                                                           1,900                 58,823
     SCHLUMBERGER LTD.                                                                      2,700                113,643
     SUNCOR ENERGY                                                                          6,400                100,063
     TALISMAN ENERGY, INC. ADR                                                              6,000                217,020
                                                                                                             -----------
                                                                                                               2,278,212
                                                                                                             -----------

PAPER PRODUCTS                                                               1.7%
     SVENSKA CELL                                                                           5,600                188,952
     OJI PAPER CO.                                                                         42,000                180,501
                                                                                                             -----------
                                                                                                                 369,453
                                                                                                             -----------

PETROLEUM-REFINING                                                           0.9%
     YUKOS OIL COMP ADR                                                                     1,300                183,208
                                                                                                             -----------

PHARMACEUTICALS                                                              3.8%
     GLAXOSMITHKLINE PLC                                                                    7,300                140,087
     TAKEDA CHEMICAL INDUSTRIES                                                             6,600                275,858
     SHOPPERS DRUG MART CORPORATION                                                        *7,700                119,560
     TEVA PHARMACEUTICAL - SP ADR                                                           6,800                262,548
                                                                                                             -----------
                                                                                                                 798,053
                                                                                                             -----------

PRINTING & PUBLISHING                                                        2.2%
     SINGAPORE PRESS HOLDINGS                                                              10,000                104,929
     NIPPON PRINTING CO., LTD.                                                             16,000                177,029
     NEWS CORP.                                                                            29,000                187,467
                                                                                                             -----------
                                                                                                                 469,425
                                                                                                             -----------

RAILROADS                                                                    0.7%
     CANADIAN NATIONAL RAILWAY                                                              3,800                157,928
                                                                                                             -----------

                                          Activa Mutual Funds Annual Report  29


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RETAIL STORES                                                                1.7%
     WALMART DE MEXICO-SER C                                                               45,500                 87,704
     LOBLAW COMPANIES LIMITED                                                               4,200                142,260
     WOOLWORTHS LTD.                                                                       19,338                124,137
                                                                                                             -----------
                                                                                                                 354,101
                                                                                                             -----------

STEEL                                                                        1.9%
     NIPPON STEEL CORPORATION                                                             153,000                179,211
     ARCELOR (LUX)                                                                         17,400                214,002
                                                                                                             -----------
                                                                                                                 393,213
                                                                                                             -----------

TIRE & RUBBER                                                                0.7%
     BRIDGESTONE                                                                           12,000                148,648
                                                                                                             -----------

TOBACCO                                                                      1.1%
     GALLAHER GROUP                                                                        24,100                239,387
                                                                                                             -----------

TOYS                                                                         1.0%
     NINTENDO                                                                               2,200                205,595
                                                                                                             -----------

TRANSPORTATION & SHIPPING                                                    2.5%
     EXEL PLC (GB)                                                                         13,700                151,743
     TNT POST GROUP NV                                                                      8,600                139,434
     AUTOSTRADE SPA                                                                        12,100                120,374
     YAMATO TRANSPORT CO., LTD.                                                             9,000                117,553
                                                                                                             -----------
                                                                                                                 529,104
                                                                                                             -----------

TELECOMMUNICATIONS                                                           7.1%
     VODAFONE                                                                             195,500                356,438
     HELLENIC TELECOM (GRD)                                                                 6,000                 66,112
     FRANCE TELECOM                                                                         7,000                122,528
     TELECOM ITALIA                                                                         9,956                 50,254
     TELECOM ITALIA SPA                                                                    18,250                138,466
     TELE DANMARK `B'                                                                       3,700                 89,907
     TELEFONICA DE ESPANA (ESP)                                                           *15,000                134,271
     DEUTSCHE TELEKOM                                                                      13,800                176,967
     CHINA MOBILE LIMITED                                                                 *39,500                 93,958
     NOKIA OYJ- ADR                                                                        13,100                203,050
     TELE NORTE LESTE PARTICIPACOES S.A. - ADR                                              9,800                 72,030
     TELUS CORPORATION                                                                        400                  4,418
                                                                                                             -----------
                                                                                                               1,508,399
                                                                                                             -----------

TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                     0.7%
     SK TELECOM                                                                              *800                154,462
                                                                                                             -----------

WATER UTILITY                                                                1.0%
     VIVENDI ENVIRONNEMENT                                                                 10,000                233,177
                                                                                                             -----------



                                          30  Activa Mutual Funds Annual Report


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
TOTAL COMMON STOCKS (Cost $21,319,312)                                                                        20,960,846
                                                                                                             -----------

WARRANTS - 1.3%                                                              1.3%
     HYUNDAI MOTOR ELN UBSW                                                                *5,300                124,020
     INFOSYS TECH WARRANTS                                                                  1,500                149,250
                                                                                                             -----------
                                                                                                                 273,270
                                                                                                             -----------

TOTAL WARRANTS (Cost $317,703)                                                                                   273,270
                                                                                                             -----------

OPTIONS - 0.0%                                                               0.0%
     HONG KONG DOLLAR PUT EXPIRES 10/7/03                                                *330,000                  1,205
                                                                                                             -----------

TOTAL OPTIONS (Cost $1,881)                                                                                        1,205


TOTAL INVESTMENTS - 100% (Cost $21,638,896)                                                                $  21,235,321
                                                                                                           =============

*Non-dividend producing as of December 31, 2002

At December 31, 2002 the breakdown by country was:
                                           % OF MARKET                ACTUAL
COUNTRY                                       VALUE                MARKET VALUE
--------                                   ----------              -------------
Australia                                      1.5%              $   311,604
Barbados                                       0.4%                   84,648
Belgium                                        1.7%                  354,201
Brazil                                         0.3%                   72,030
Canada                                         4.2%                  895,534
Denmark                                        0.4%                   89,907
Finland                                        1.0%                  203,050
France                                        10.4%                2,210,317
Germany                                        2.4%                  502,742
Greece                                         0.3%                   66,112
Hong Kong                                      1.4%                  289,242
Hungary                                        0.6%                  123,865
India                                          0.7%                  149,250
Ireland                                        2.1%                  448,780
Israel                                         1.2%                  262,548
Italy                                          5.9%                1,258,924
Japan                                         14.7%                3,112,986
Republic of Korea                              5.0%                1,066,902
Luxembourg                                     1.0%                  214,002
Mexico                                         0.9%                  195,254
Netherlands                                    5.3%                1,133,878
Russian Federation                             0.9%                  183,208
Singapore                                      1.1%                  222,349
Spain                                          2.8%                  602,209
Sweden                                         2.9%                  615,020
Switzerland                                    4.9%                1,044,990
United Kingdom                                22.4%                4,754,413
United States                                  3.6%                  767,356
                                           -----------            --------------
                                             100.0%             $ 21,235,321

                                           Activa Mutual Funds Annual Report  31


The accompanying notes are an integral part of these financial statements.

Activa Statement of Assets and Liabilities

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2002                    FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at cost                       $36,185,211      $143,652,381     $119,062,717       $25,103,445      $21,638,896
                                        -------------     -------------    -------------     -------------    ------------
Investments at value                       36,185,211       154,373,473      109,598,307        23,245,490       21,235,321
Cash                                              637         8,336,248        2,180,938           159,374          784,595
Foreign currency held at value
     (cost $53,204)                               --                --               --                --            53,523
Receivables:
     Investments sold                             --                --               --             44,864          192,266
     Investment income                         62,307         1,732,747          144,028            22,390           38,217
Other assets                                      --                --            14,260               --            19,342
                                        -------------     -------------    -------------     -------------    ------------
Total Assets                               36,248,155       164,442,468      111,937,533        23,472,118       22,323,264
                                        -------------     -------------    -------------     -------------    ------------

LIABILITIES
Payables:
     Investments purchased                        --                --               --             91,603           11,344
     Income payable                            23,988               --               --                --               --
     Advisory fees                             31,877           141,305          139,070            37,008           43,155
     Transfer agent fees                        1,906               279           41,145               957              519
     12b-1 fees                                   --             63,111           41,189             7,930            7,616
     Service fees                              13,662            63,111           41,721             7,930            7,616
Other liabilities                                 --                --               --                --               515
Accrued expenses                                7,476            11,866           16,638             7,292           15,440
                                        -------------     -------------    -------------     -------------    ------------
Total Liabilities                              78,909           279,672          279,763           152,720           86,205
                                        -------------     -------------    -------------     -------------    ------------

NET ASSETS                                $36,169,246      $164,162,796     $111,657,770       $23,319,398      $22,237,059
                                        =============     =============    =============     =============    ============

SHARES OUTSTANDING                         36,184,757        15,322,580       20,092,869         4,719,578        4,118,973
                                        =============     =============    =============     =============    ============

NET ASSET VALUE PER SHARE                       $1.00            $10.71                              $4.94           $5.40


Class A based on net assets of
$110,168,624 and 19,825,720
shares outstanding                                                                $5.56

Class R based on net assets of
$1,489,146 and 267,149
shares outstanding                                                                $5.57

                                          32  Activa Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


Activa Statement of Operations
For the year ended December 31, 2002

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                           FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                     $723,576       $10,124,337          $42,949            $4,066           $3,979
Dividends                                         --                --         2,533,977           144,307          343,913
Miscellaneous                                     371            45,450           65,533            14,439           22,813
                                        -------------     -------------    -------------     -------------    ------------
Total Investment Income                       723,947        10,169,787        2,642,459           162,812          370,705
                                        -------------     -------------    -------------     -------------    ------------

EXPENSES
Advisory fees                                 134,275           568,571          620,508           127,157          160,019
12b-1 fees                                        --            255,357          183,791            27,249           28,239
Service fees                                   57,547           255,357          186,153            27,249           28,239
Shareholder report                              4,033             1,809           57,140             2,829            2,225
Fund accounting fees                           39,301            64,364           69,874            40,818           50,533
Audit fees                                     17,453            17,453           17,453            17,453           17,453
Custodian fees                                 12,194            20,295           41,901            13,148           62,923
Insurance                                       1,774             2,314            2,548               460              617
Legal fees                                     10,244             4,654           10,244            10,244           10,244
Organization expense                              --                --            30,981               --               --
Registration fees                               2,147             7,462            6,127             1,209            1,235
Transfer agent fees                             7,762               932          167,486             3,975            2,130
Transfer agent fees - Class R                     --                --             3,149               --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                286,730         1,198,568        1,397,355           271,791          363,857
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                  437,217         8,971,219        1,245,104          (108,979)           6,848
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                      65            46,834      (15,367,755)       (5,632,335)      (3,281,032)
     Net realized gain (loss) from
        foreign currency transactions             --                --               --                --          (214,820)
     Net realized gain (loss) from
        futures contracts                         --                --          (455,027)              --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                          --          5,346,576      (10,474,281)       (1,564,826)        (495,338)
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                             65         5,393,410      (26,297,063)       (7,197,161)      (3,991,190)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                         $437,282       $14,364,629     ($25,051,959)      ($7,306,140)     ($3,984,342)
                                        =============     =============    =============     ==============    ============


                                          Activa Mutual Funds Annual Report  33

The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets

                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                   12/31/02       12/31/01      12/31/02       12/31/01      12/31/02       12/31/01
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                       $437,217    $1,699,738     $8,971,219     $9,141,823    $1,245,104     $1,402,236
Net realized gain (loss) on investments           65        (2,145)        46,834      2,403,219   (15,822,782)     5,313,527
Net increase (decrease) in unrealized
     appreciation                                --            --       5,346,576      1,609,724   (10,474,281)   (18,298,536)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations               437,282     1,697,593     14,364,629     13,154,766   (25,051,959)   (11,582,773)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                (437,217)   (1,699,737)    (8,623,481)    (9,162,851)   (1,315,653)    (1,322,698)
     Class R                                     --            --             --             --        (19,018)       (15,143)
Net realized gain from investment transactions:
     Class A                                     --            --        (636,140)      (878,030)          --             --
     Class R                                     --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders         (437,217)   (1,699,737)    (9,259,621)   (10,040,881)   (1,334,671)    (1,337,841)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               4,054,824    25,674,793        202,874        196,360     1,566,536      1,313,765
     Class R                                     --            --             --             --        911,704      1,481,110
Net  asset value of shares issued to
shareholders in reinvestment of investment
income and realized gain from
security transactions:
     Class A                                 478,276     1,875,757      9,258,314     10,039,082     1,293,676      1,298,010
     Class R                                     --            --             --             --         18,924         15,136
Payment for shares redeemed:
     Class A                             (10,039,054)  (33,909,579)   (17,262,296)      (147,575)   (7,465,393)   (19,696,617)
     Class R                                     --            --             --             --       (744,663)      (980,943)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
derived from capital share transactions   (5,505,954)   (6,359,029)    (7,801,108)    10,087,867    (4,419,216)   (16,569,539)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets     (5,505,889)   (6,361,173)    (2,696,100)    13,201,752   (30,805,846)   (29,490,153)
Net Assets, beginning of year or period   41,675,135    48,036,308    166,858,896    153,657,144   142,463,616    171,953,769
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $36,169,246   $41,675,135   $164,162,796   $166,858,896  $111,657,770   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                             $36,184,757   $41,690,711   $153,058,541   $160,859,649  $148,468,047   $152,887,263
     Undistributed net investment
        income (loss)                            --            --             --             --            --           1,855
     Return of capital                           --            --         (27,963)       (23,940)      (87,712)           --
     Undistributed net realized gain (loss)
        from investments                     (15,511)      (15,576)       411,125        648,671   (27,258,156)   (11,435,374)
     Unrealized appreciation (depreciation)
        of investments and foreign currency      --            --      10,721,093      5,374,516    (9,464,409)     1,009,872
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $36,169,246   $41,675,135   $164,162,796   $166,858,896  $111,657,770   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               4,054,824    25,674,793         19,253         18,852       263,062        187,425
     Class R                                     --            --             --             --        150,410        206,760
Reinvested distributions:
     Class A                                 478,276     1,875,757        882,833        966,027       228,969        191,447
     Class R                                     --            --             --             --          3,344          2,233
Shares redeemed:
     Class A                             (10,039,054)  (33,909,579)    (1,634,736)       (14,025)   (1,218,284)    (2,759,067)
     Class R                                     --            --             --             --       (125,705)      (144,023)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares    (5,505,954)   (6,359,029)      (732,650)       970,854      (698,204)    (2,315,225)
Shares outstanding, beginning of
     year or period                       41,690,711    48,049,740     16,055,230     15,084,376    20,791,073     23,106,298
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding, end of year or period 36,184,757    41,690,711     15,322,580     16,055,230    20,092,869     20,791,073
                                         ===========   ===========    ===========    ===========   ===========    ===========

                                           34 Activa Mutual Funds Annual Report


The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/02       12/31/01      12/31/02       12/31/01
Increase (Decrease) in:                                               -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($108,979)     ($127,093)       $6,848       ($34,352)
Net realized gain (loss) on investments                                (5,632,335)    (5,774,725)   (3,495,852)    (8,185,531)
Net increase (decrease) in unrealized
     appreciation                                                      (1,564,826)      (601,723)     (495,338)       299,156
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (7,306,140)    (6,503,541)   (3,984,342)    (7,920,727)

DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A                                                                  --             --         (4,878)           --
     Class R                                                                  --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                  --          (9,495)          --             --
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                           --          (9,495)       (4,878)           --

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                            9,999,838     11,063,699     6,960,282         36,209
     Class R                                                                  --             --            --             --
Net asset value of shares issued to shareholders
 in reinvestment of investment
 income and realized gain from
 security transactions:
     Class A                                                                  --           9,485         4,876            --
     Class R                                                                  --             --            --             --
Payment for shares redeemed:
     Class A                                                             (286,547)   (11,309,291)     (197,964)       (56,419)
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                            9,713,291       (236,107)    6,767,194        (20,210)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                   2,407,151     (6,749,143)    2,777,974     (7,940,937)
Net Assets, beginning of year or period                                20,912,247     27,661,390    19,459,085     27,400,022
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $23,319,398    $20,912,247   $22,237,059    $19,459,085
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $37,590,325    $27,877,035   $35,326,860    $28,559,666
     Undistributed net investment
        income (loss)                                                    (428,590)      (319,611)     (755,913)      (543,024)
     Return of capital                                                        --             --            --             --
     Undistributed net realized gain (loss)
        from investments                                              (11,984,382)    (6,352,048)  (11,934,188)    (8,653,156)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                            (1,857,955)      (293,129)     (399,700)        95,599
                                                                      -----------    -----------   -----------    -----------
                                                                      $23,319,398    $20,912,247   $22,237,059    $19,459,085
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                            1,962,194      1,483,869     1,278,604          4,429
     Class R                                                                  --             --            --             --
Reinvested distributions:
     Class A                                                                  --           1,285           906            --
     Class R                                                                  --             --            --             --
Shares redeemed:
     Class A                                                              (49,382)    (1,512,997)      (33,404)        (6,933)
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                  1,912,812        (27,843)    1,246,106         (2,504)
Shares outstanding, beginning of
        year or period                                                  2,806,766      2,834,609     2,872,867      2,875,371
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,719,578      2,806,766     4,118,973      2,872,867
                                                                      ===========    ===========   ===========    ===========

                                        Activa Mutual Funds Annual Report  35


The accompanying notes are an integral part of these financial statements.

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2002), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and



                                           36  Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued

losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2002.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at December 31, 2002.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities loaned and the collateral received amounted to $19,390,068 and $19,833,300 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment



                                           Activa Mutual Funds Annual Report  37

Activa Notes to Financial Statements continued

companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Money                Market .35% until assets total $500 million; when assets
                     reach $500 million, .35% on first $100 million; .325% on next $100 million; .30% on assets in excess of $200 million


FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Money Market         J.P. Morgan Investment
                     Management, Inc.

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP*

Growth               State Street Research &
                     Management Company

International        Nicholas-Applegate Capital Management
*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Money Market Fund, Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2002 the Board of Trustees approved an annual rate of .15 of 1%, for all funds except the Money Market Fund. Activa Asset Management LLC is not presently providing services under the distribution plan on behalf of the fund and is receiving no such compensation.



                                          38  Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

Two individuals which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS
At December 31, 2002, the cost of investments owned by the Value Fund was $122,106,716 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $5,256,932. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $17,765,340. Net unrealized depreciation for tax purposes was $12,508,408, at December 31, 2002.

The unrealized appreciation (depreciation) at October 31, 2002 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                        Net     Cost for
                        Gross         Gross      unrealized      federal
                   unrealized    unrealized    appreciation   income tax
Fund             appreciation  depreciation   (depreciation)    purposes
                  -----------   -----------    -----------    ----------

Money Market      $       N/A    $     N/A      $      N/A    $  36,137,870
Intermediate
  Bond             10,313,062         0.00      10,313,062      148,296,674
Growth                449,387    3,728,038      (3,278,651)      37,070,265
International         454,889    1,675,189      (1,220,300)      15,647,723

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 9, 2003, Alticor, Inc. purchased 11,148 Value Fund shares valued at $65,213 (based upon the net asset value of $5.85 per share) and 1,582,369 Money Market Fund shares valued at $1,582,369 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On January 21, 2003, the Intermediate Bond Fund declared and paid a dividend of $.028141 per share, to shareholders of record on January 17, 2003. The amount distributed was $431,454.



                                          Activa Mutual Funds Annual Report  39

ACTIVA Financial Highlights


                                                                      Money Market Fund
                                                        ----------------------------------------
                                                        Year       Year       Year       Period
                                                        Ended      Ended      Ended      Ended
Per share outstanding for each year or period           12/31/02   12/31/01   12/31/00   12/31/99 2
                                                        --------   --------  ---------  ---------
Net Asset Value, Beginning of Period                       $1.00      $1.00      $1.00      $1.00
Income from investment operations:
   Net investment income (loss)                             0.01       0.04       0.06       0.02
   Net realized and unrealized
   gains (losses) on securities                               --         --         --         --
                                                        --------   --------  ---------  ---------
Total from investment operations                            0.01       0.04       0.06       0.02
Less Distributions:
   Dividends from net investment income                     0.01       0.04       0.06       0.02
   Dividends in excess of net investment income               --         --         --         --
   Distributions from capital gains                           --         --         --         --
                                                        --------   --------  ---------  ---------
Total Distributions                                         0.01       0.04       0.06       0.02
                                                        --------   --------- ---------  ---------
Net Asset Value, End of Period                             $1.00      $1.00      $1.00      $1.00
Total Return                                                1.14%      3.66%      5.96%      1.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             36,169,246  41,675,135 48,036,308 122,058,717
Ratio of expenses to average net assets4                     0.7%       0.7%       0.6%       0.6%
Ratio of net income (loss) to average net assets             1.1%       3.7%       5.8%       5.4%
Portfolio turnover rate                                      N/A        N/A        N/A        N/A





                                                             Intermediate Bond Fund
                                                --------------------------------------------
                                                 Year         Year        Year        Period
                                                 Ended        Ended       Ended       Ended
Per share outstanding for each year or period    12/31/02     12/31/01    12/31/00    12/31/99
                                                ---------    ---------    --------    --------
Net Asset Value, Beginning of Period               $10.39       $10.19       $9.87     $10.00
Income from investment operations:
   Net investment income (loss)                      0.53         0.59        0.62       0.19
   Net realized and unrealized
   gains (losses) on securities                      0.36         0.26        0.32      (0.13)
                                                ---------    ---------    --------    --------
Total from investment operations                     0.89         0.85        0.94       0.06
Less Distributions:
   Dividends from net investment income              0.53         0.59        0.62       0.19
   Dividends in excess of net investment income        --           --          --         --
   Distributions from capital gains                  0.04         0.06          --         --
                                                ---------    ---------    --------   --------
Total Distributions                                  0.57         0.65        0.62       0.19
                                                ---------    ---------    --------  ---------
Net Asset Value, End of Period                     $10.71       $10.39      $10.19      $9.87
Total Return                                        8.85%        8.49%       9.84%      0.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     164,162,796  166,858,896  153,657,144 162,078,586
Ratio of expenses to average net assets 4            0.7%         0.7%        0.7%       0.7%
Ratio of net income (loss) to average net assets     5.3%         5.7%        6.2%       5.7%
Portfolio turnover rate                             52.3%        44.8%       39.9%      64.6%





                                                                             Value Fund - Class A
                                                       --------------------------------------------------------------
                                                          Year          Year         Year          Year          Year
                                                         Ended         Ended        Ended         Ended          Ended
Per share outstanding for each year or period         12/31/02      12/31/01     12/31/00      12/31/99 3     12/31/98
                                                     ---------     ---------    ---------     ---------      ---------
Net Asset Value, Beginning of Period                     $6.85         $7.44        $6.61         $7.18          $7.73
Income from investment operations:
   Net investment income (loss)                           0.07          0.06         0.08          0.09           0.08
   Net realized and unrealized
   gains (losses) on securities                          (1.29)        (0.59)        0.83         (0.57)          0.68
                                                     ---------      --------    ---------      --------      ---------
Total from investment operations                         (1.22)        (0.53)        0.91         (0.48)          0.76
Less Distributions:
   Dividends from net investment income                   0.07          0.06         0.08          0.09           0.08
   Dividends in excess of net investment income             --            --           --            --             --
   Distributions from capital gains                         --            --           --            --           1.23
                                                     ---------      --------    ---------      --------      ---------
Total Distributions                                       0.07          0.06         0.08          0.09           1.31
                                                     ---------      --------    ---------      --------      ---------
Net Asset Value, End of Period                           $5.56         $6.85        $7.44         $6.61          $7.18
Total Return                                           -17.87%        -7.05%       13.82%        -6.70%         10.17%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                          110,168,624   140,823,782  170,658,789   178,437,477    179,820,020
Ratio of expenses to average net assets 4                 1.1%          1.1%         1.1%          1.1%           1.0%
Ratio of net income (loss) to average net assets          1.0%          0.9%         1.1%          1.2%           1.0%
Portfolio turnover rate                                  84.9%         91.5%       113.9%        144.5%         101.1%


1       Period from August 30, 1999 (inception) to December 31, 1999

2       Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4       1999 ratio includes a one time organization expense.

5       The inception date for Value Fund - Class R was November 1, 1998


                                        40-41 ACTIVA Mutual Funds Annual Report

ACTIVA Financial Highlights continued

                                                                                Value Fund - Class R
                                                        ---------------------------------------------------------
                                                            Year            Year            Year             Year           Year
                                                           Ended           Ended           Ended            Ended          Ended
Per share outstanding for each year or period           12/31/02        12/31/01        12/31/00         12/31/99 3      12/31/98 5
                                                        --------       ---------        --------         --------        --------
Net Asset Value, Beginning of Period                       $6.86           $7.44           $6.60            $7.16          $8.42
Income from investment operations:
    Net investment income (loss)                            0.07            0.06            0.08             0.10           0.09
    Net realized and unrealized gains
    (losses) on securities                                 (1.29)          (0.58)           0.84            (0.56)         (0.02)
                                                        --------       ---------        --------         --------       --------
Total from investment operations                           (1.22)          (0.52)           0.92            (0.46)          0.07
Less Distributions:
     Dividends from net investment income                   0.07            0.06            0.08             0.10           0.10
     Dividends in excess of net investment income             --              --              --               --             --
     Distributions from capital gains                         --              --              --               --           1.23
                                                        --------       ---------        --------        ---------       --------
Total Distributions                                         0.07            0.06            0.08             0.10           1.33
                                                        --------       ---------        --------        ---------       --------
Net Asset Value, End of Period                             $5.57           $6.86           $7.44            $6.60          $7.16
Total Return                                             -17.76%          -6.92%          13.95%           -6.43%          7.08%
Ratios and Supplemental Data
Net assets, end of period                              1,489,146       1,639,834       1,294,980          703,962        135,385
Ratio of expenses to average net assets 4                   1.0%            1.0%            1.0%             1.1%           1.0%
Ratio of net income (loss) to average net assets            1.1%            1.0%            1.1%             1.3%           1.8%
Portfolio turnover rate                                    84.9%           91.5%          113.9%           144.5%         101.1%


                                                                                Growth Fund
                                                         -------------------------------------------------------
                                                                   Year            Year            Year           Period
                                                                  Ended           Ended           Ended            Ended
Per share outstanding for each year or period                  12/31/02        12/31/01        12/31/00         12/31/99 1
                                                               --------        --------        --------         --------
Net Asset Value, Beginning of Period                             $7.45           $9.76          $11.39            $10.00
Income from investment operations:
    Net investment income (loss)                                 (0.02)          (0.05)          (0.05)            (0.02)
    Net realized and unrealized gains
    (losses) on securities                                       (2.49)          (2.26)          (1.22)             1.41
                                                             ---------       ---------       ---------          --------
Total from investment operations                                 (2.51)          (2.31)          (1.27)             1.39
Less Distributions:
     Dividends from net investment income                           --              --              --                --
     Dividends in excess of net investment income                   --              --              --                --
     Distributions from capital gains                               --              --            0.36                --
                                                             ---------       ---------       ---------          --------
Total Distributions                                                 --              --            0.36                --
                                                             ---------       ---------       ---------          --------
Net Asset Value, End of Period                                   $4.94           $7.45           $9.76            $11.39
Total Return                                                   -33.69%         -23.63%         -11.01%            13.80%
Ratios and Supplemental Data
Net assets, end of period                                   23,319,398      20,912,247      27,661,390        33,494,414
Ratio of expenses to average net assets 4                         1.4%            1.4%            1.3%              1.3%
Ratio of net income (loss) to average net assets                 -0.6%           -0.5%           -0.4%             -0.5%
Portfolio turnover rate                                         143.0%          190.2%          111.9%             32.1%


                                                                            International Fund
                                                                   ----------------------------------------
                                                               Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended
Per share outstanding for each year or period              12/31/02     12/31/01     12/31/00     12/31/99 1
                                                           --------     --------     --------     --------
Net Asset Value, Beginning of Period                          $6.77        $9.53       $14.20       $10.00
Income from investment operations:
    Net investment income (loss)                               0.00        (0.01)       (0.04)       (0.03)
    Net realized and unrealized gains
    (losses) on securities                                    (1.37)       (2.75)       (3.59)        4.23
                                                           --------     --------     --------     --------
Total from investment operations                              (1.37)       (2.76)       (3.63)        4.20
Less Distributions:
     Dividends from net investment income                        --           --           --           --
     Dividends in excess of net investment income                --           --           --           --
     Distributions from capital gains                            --           --         1.04           --
                                                           --------      -------     --------     --------
Total Distributions                                              --           --         1.04           --
                                                           --------      -------     --------     --------
Net Asset Value, End of Period                                $5.40        $6.77        $9.53       $14.20
Total Return                                                -20.22%      -28.96%      -25.31%       42.00%
Ratios and Supplemental Data
Net assets, end of period                                22,237,059   19,459,085   27,400,022   41,359,176
Ratio of expenses to average net assets 4                      1.9%         1.7%         1.5%         1.4%
Ratio of net income (loss) to average net assets               0.0%        -0.2%        -0.3%        -0.9%
Portfolio turnover rate                                      208.2%       231.5%       214.9%        87.6%


1       Period from August 30, 1999 (inception) to December 31, 1999

2       Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4       1999 ratio includes a one time organization expense.

5       The inception date for Value Fund - Class R was November 1, 1998


                                         42-43 ACTIVA Mutual Funds Annual Report

Activa Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 27, 2003



                                           44  Activa Mutual Funds Annual Report

                       This page intentionally left blank.

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com


                                                               Printed in U.S.A.